UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2022

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Texas Avenue
Suite 3300
Houston, Texas	77002-1656
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 7, 2022, Hines Global Income Trust, Inc. (the “Company” or “Hines Global”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the seven nominees listed below to serve as directors for a one year term ending on the date of the 2023 annual meeting of stockholders, provided that each director will continue in office until their successor has been duly elected and qualifies, or until the earlier of their death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The voting results for each of the seven persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	87,060,834	—	2,106,463
David L. Steinbach	86,959,665	—	2,207,632
Laura Hines-Pierce	86,951,527	—	2,215,770
Humberto “Burt” Cabañas	86,908,268	—	2,259,029
Dougal A. Cameron	86,911,608	—	2,255,689
John O. Niemann, Jr.	86,964,798	—	2,202,499
Ruth J. Simmons	86,954,809	—	2,212,488

In addition to the voting described above, there were 18,082,281 broker non-votes with respect to the election of the seven persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, stockholders holding 103,402,286 shares voted in favor of the proposal, stockholders holding 663,678 shares voted against the proposal and stockholders holding 3,183,614 shares abstained from voting on the proposal. There were no broker non-votes with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

Omar H. Thowfeek, Managing Director–Investments, made a presentation at the Annual Meeting. The Company is making such presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	2022 Stockholder Meeting Presentation

Statements in this Current Report on Form 8-K, and the exhibit furnished herewith, including but not limited to intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions and the Company’s strategic priorities are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Company’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

September 8, 2022	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary